Morgan Stanley International Value Equity Fund
LETTER TO THE SHAREHOLDERS o AUGUST 31, 2001

Dear Shareholder:
During the four-month period ended August 31, 2001, the backdrop for equity investing was extremely difficult as the economic slowdown in the U.S. reverberated around the globe and profit warnings spread beyond the technology and telecom sectors. Market sentiment has vacillated between hopes of a V-shaped recovery resulting from the Federal Reserve Board's aggressive interest-rate cuts and the reality that earnings forecasts remain in free fall and the prospects of an earnings recovery may be pushed further into the future. The trends that were evident in the world economy at the end of the first quarter remain intact with Japan's deflationary tendencies worsening, manufacturing's slowdown intensifying and consumption continuing to keep the U.S. economy growing at a very slow rate.


Performance and Portfolio Strategy
Morgan Stanley International Value Equity Fund commenced operations on April 26, 2001. The Fund seeks long-term capital appreciation by investing a substantial portion of its assets in a diversified portfolio of non-U.S. stocks that the Fund's managers perceive to be undervalued. From its inception through August 31, 2001, the Fund's Class A, B, C and D shares posted returns of - 4.00 percent, - 4.30 percent, - 4.30 percent and - 4.00 percent, respectively. For the same period, the Morgan Stanley Capital International EAFE Index returned -
10.88 percent.* The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

Interest-rate cuts during the period under review by the Fed and by the European Central Bank failed to appease the global equity markets, which remain shrouded in gloom over the anemic outlook for economic growth and corporate profits. In this environment, the Fund benefited from its defensive posture with overweighted positions in consumer staples and utilities and an underweighted position in telecommunications equipment manufacturers. Positive stock selection within the telecommunications sector and the Fund's avoidance of auto manufacturers also contributed to the Fund's relative outperformance of its benchmark index. The Fund's underweighted position and positive stock selection in the financial sector (17 percent versus 26 percent for the index) has also made a meaningful contribution to overall performance.


------------
* The Morgan Stanley Capital International (MSCI) EAFE Index measures the performance of a diverse range of global stock markets within Europe, Australia and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley International Value Equity Fund
LETTER TO THE SHAREHOLDERS o AUGUST 31, 2001 continued

Although the Japanese market continued its slide during this period, hitting 17-year lows, the Fund's Japanese portfolio fared relatively better than the overall market. However, the Fund's large positions in NTT, Canon and Yamanouchi detracted from its overall performance.

The surprise withdrawal of its anti-cholesterol drug, Baycol, from the market was the reason for the recent poor performance of Bayer, one of the Fund's core holdings. The withdrawal of Baycol is a huge setback to Bayer's plans to transform its pharmaceutical division into a viable, standalone business.

The Fund's portfolio management team believes that a snapback in world economic activity is unlikely during the remainder of 2001, and currently finds sectors that discount such an eventuality unattractive. The team is particularly wary of the banking sector, where earnings estimates reflect neither the challenging environment in the capital markets nor the possibility of a deterioration in the loan-loss experience. The Fund remains substantially overweighted in such defensive sectors as consumer staples, where the team believes that valuations are moderate and earnings streams relatively predictable. Once more-volatile sectors come to reflect the possibility of the current economic slowdown persisting, they may reduce this overweighting in favor of more cyclical sectors.


Looking Ahead
There is no doubt that the September 11 terrorist attack will have a negative impact on the markets and the economy. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to slightly negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record ten years.

Even so, there is good reason to believe that the economy has not been completely derailed from the road to recovery. In recent months, there were many solid signs that the economy was approaching a trough. Many leading indicators had been climbing, suggesting that the economy was on the mend. Manufacturers' new orders moved solidly into positive territory by the end of the summer. Evidence like this suggests that many companies are confronting the current crisis in far better shape than might have been the case a year ago.

In the past, stocks have typically led the economy to recovery, and we believe that a stronger economic recovery next year combined with all the liquidity already in the system could help propel a sudden turnaround. A pronounced stock market rally could lead to regret for some, including those who fled the markets and especially those who gambled that the stock market would fall even farther by selling stocks short.

Fortunately, most of America's investors appear to be staying the course. According to polls taken soon after the terrorist attack, three-fourths of investors said they then had no intention of changing their investment plans. At least another tenth grasped the opportunity to buy low and intended to increase their equity exposure.

Morgan Stanley International Value Equity Fund
LETTER TO THE SHAREHOLDERS o AUGUST 31, 2001 continued

Investors should be assured that the U.S. economy is one of the most powerful engines of growth in history and has survived many attacks, including political crises, world wars, and a decades-long struggle during the cold war. The economy and the markets met each of those challenges, and each time emerged even stronger than before. Anyone who bought U.S. shares during such periods was eventually rewarded.

We appreciate your ongoing support of Morgan Stanley International Value Equity Fund and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin

Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President

Morgan Stanley International Value Equity Fund
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2001




  NUMBER OF
    SHARES                                                      VALUE
-------------                                               -------------
                       Common Stocks (91.0%)
                       Australia (1.9%)
                       Major Banks
  201,100              Westpac Banking Corp., Ltd. ......   $  1,481,864
                                                            ------------
                       Major Telecommunications
  571,400              Telstra Corp., Ltd. ..............      1,456,395
                                                            ------------
                       Total Australia ..................      2,938,259
                                                            ------------
                       Canada (1.0%)
                       Major Telecommunications
   57,100              Telus Corp. (Non-Voting) .........        797,609
                                                            ------------
                       Oil & Gas Production
   67,700              Husky Energy Inc. ................        696,700
                                                            ------------
                       Total Canada .....................      1,494,309
                                                            ------------
                       Denmark (1.0%)
                       Food: Specialty/Candy
   41,639              Danisco AS .......................      1,493,332
                                                            ------------
                       Finland (1.0%)
                       Pulp & Paper
  134,400              Stora Enso Oyj (Registered
                       Shares) ..........................      1,573,852
                                                            ------------
                       France (6.7%)
                       Containers/Packaging
   12,600              Compagnie de Saint-Gobain ........      1,940,522
                                                            ------------
                       Food: Major Diversified
   13,710              Groupe Danone ....................      1,870,340
                                                            ------------
                       Multi-Line Insurance
   56,000              AXA ..............................      1,533,536
                                                            ------------
                       Oil Refining/Marketing
   13,200              TotalFinaElf S.A. ................      1,957,145
                                                            ------------
                       Pharmaceuticals: Major
   37,000              Aventis S.A. .....................      2,714,307
                                                            ------------
                       Telecommunication Equipment
    6,600              Alcatel S.A. .....................        102,308
                                                            ------------
                       Total France .....................     10,118,158
                                                            ------------


      NUMBER OF
       SHARES                                                   VALUE
--------------------                                        ------------
                       Germany (3.2%)
                       Chemicals: Major Diversified
    3,050              BASF AG ..........................   $    125,910
   55,200              Bayer AG .........................      1,770,692
                                                            ------------
                                                               1,896,602
                                                            ------------
                       Major Telecommunications
   68,600              Deutsche Telekom AG ..............      1,062,758
                                                            ------------
                       Multi-Line Insurance
    6,500              Muenchener Rueckver AG
                       (Registered Shares) ..............      1,874,180
                                                            ------------
                       Total Germany ....................      4,833,540
                                                            ------------
                       Hong Kong (2.0%)
                       Electric Utilities
  436,000              CLP Holdings Ltd. ................      1,766,382
  115,000              Hong Kong Electric Holdings
                       Ltd. .............................        434,941
                                                            ------------
                                                               2,201,323
                                                            ------------
                       Industrial Conglomerates
    3,000              Hutchison Whampoa Ltd. ...........         25,577
                                                            ------------
                       Real Estate Development
  456,000              Hong Kong Land Holdings
                       Ltd. .............................        743,280
                                                            ------------
                       Total Hong Kong ..................      2,970,180
                                                            ------------
                       Italy (3.5%)
                       Integrated Oil
  145,300              ENI SpA ..........................      1,933,213
                                                            ------------
                       Major Banks
  508,300              IntesaBci SpA ....................      1,699,995
                                                            ------------
                       Major Telecommunications
  363,200              Telecom Italia SpA ...............      1,721,118
                                                            ------------
                       Total Italy ......................      5,354,326
                                                            ------------
                       Japan (19.4%)
                       Advertising/Marketing
                       Services
    8,800              Asatsu - Dk Inc. .................        175,452
                                                            ------------

                       See Notes to Financial Statements

Morgan Stanley International Value Equity Fund
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2001 continued




  NUMBER OF
   SHARES                                                            VALUE
--------------------                                             -----------
                       Broadcasting
     148               Fuji Television Network, Inc. ..........   $  756,995
                                                                  ----------
                       Computer Processing
                       Hardware
  77,000               Fujitsu Ltd. ...........................      770,194
                                                                  ----------
                       Containers/Packaging
  58,000               Toyo Seikan Kaisha, Ltd. ...............      784,588
                                                                  ----------
                       Electrical Products
  13,000               Sumitomo Electric Industries,
                       Ltd. ...................................      119,643
                                                                  ----------
                       Electronic
                       Equipment/Instruments
  67,000               Canon, Inc. ............................    2,017,835
 104,000               Matsushita Electric Industrial
                       Co., Ltd. ..............................    1,578,329
 257,000               Mitsubishi Electric Corp. ..............      983,722
 172,000               Toshiba Corp. ..........................      881,198
                                                                  ----------
                                                                   5,461,084
                                                                  ----------
                       Finance/Rental/Leasing
   7,200               Takefuji Corp. .........................      619,029
                                                                  ----------
                       Food Retail
  21,000               Lawson, Inc. ...........................      731,387
                                                                  ----------
                       Gas Distributors
 240,000               Tokyo Gas Co., Ltd. ....................      807,605
                                                                  ----------
                       Home Building
 107,000               Sekisui House Ltd. .....................      914,545
                                                                  ----------
                       Industrial Conglomerates
  80,000               Hitachi Ltd. ...........................      655,506
                                                                  ----------
                       Investment Banks/Brokers
 172,000               Daiwa Securities Group Inc. ............    1,455,641
                                                                  ----------
                       Major Telecommunications
     744               Nippon Telegraph & Telephone
                       Corp. ..................................    3,379,827
                                                                  ----------
                       Pharmaceuticals: Major
 138,000               Sankyo Co., Ltd. .......................    2,844,284
                                                                  ----------


   NUMBER OF
    SHARES                                                          VALUE
-------------                                                     ----------
                       Pharmaceuticals: Other
 16,000                Ono Pharmaceutical Co., Ltd.               $  504,753
 26,000                Shionogi & Co., Ltd. ...................      465,887
 94,000                Yamanouchi Pharmaceutical
                       Co., Ltd. ..............................    2,241,861
                                                                  ----------
                                                                   3,212,501
                                                                  ----------
                       Property - Casualty Insurers
188,000                Sumitomo Marine & Fire
                       Insurance Co., Ltd. (The) ..............    1,263,666
                                                                  ----------
                       Publishing: Books/Magazines
116,000                Toppan Printing Co. Ltd. ...............    1,101,742
                                                                  ----------
                       Recreational Products
 38,000                Fuji Photo Film Co., Ltd. ..............    1,412,972
                                                                  ----------
                       Semiconductors
 11,700                Rohm Co., Ltd. .........................    1,290,376
                                                                  ----------
                       Tobacco
    217                Japan Tobacco, Inc. ....................    1,537,091
                                                                  ----------
                       Wireless Communications
     33                KDDI Corp. .............................       94,111
                                                                  ----------
                       Total Japan ............................   29,388,239
                                                                  ----------
                       Netherlands (7.2%)
                       Electronic Equipment/Instruments
 52,900                Koninklijke (Royal) Philips
                       Electronics NV .........................    1,430,807
                                                                  ----------
                       Financial Conglomerates
 15,650                Fortis (NL) NV .........................      441,404
 51,400                ING Groep NV ...........................    1,628,187
                                                                  ----------
                                                                   2,069,591
                                                                  ----------
                       Food Retail
 53,000                Koninklijke Ahold NV ...................    1,587,102
                                                                  ----------
                       Food: Specialty/Candy
 42,200                CSM NV .................................      871,048
                                                                  ----------
                       Industrial Specialties
 37,000                Akzo Nobel NV ..........................    1,642,071
                                                                  ----------
                       Integrated Oil
 57,500                Royal Dutch Petroleum Co. ..............    3,271,316
                                                                  ----------
                       Total Netherlands ......................   10,871,935
                                                                  ----------

                       See Notes to Financial Statements

Morgan Stanley International Value Equity Fund
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2001 continued




   NUMBER OF
    SHARES                                                     VALUE
--------------                                             ------------
                       Portugal (0.7%)
                       Electric Utilities
    404,700            Electricidade de Portugal,
                       S.A. ............................   $  1,051,089
                                                           ------------
                       Singapore (1.1%)
                       Regional Banks
    258,000            United Overseas Bank Ltd. .......      1,660,213
                                                           ------------
                       South Korea (0.7%)
                       Semiconductors
     13,600            Samsung Electronics Co., Ltd
                       (GDR) - 144A** ..................      1,088,000
                                                           ------------
                       Spain (1.1%)
                       Electric Utilities
     67,700            Iberdrola S.A. ..................        930,361
                                                           ------------
                       Major Telecommunications
     63,400            Telefonica S.A. * ...............        738,382
                                                           ------------
                       Total Spain .....................      1,668,743
                                                           ------------
                       Sweden (1.7%)
                       Major Banks
    140,600            ForeningsSparbanken AB ..........      1,627,643
                                                           ------------
                       Regional Banks
    147,700            Nordea AB .......................        901,034
                                                           ------------
                       Total Sweden ....................      2,528,677
                                                           ------------
                       Switzerland (7.6%)
                       Building Products
        510            Schindler Holding AG (Part
                       Cert.) ..........................        689,852
                                                           ------------
                       Construction Materials
      4,066            Holcim Ltd. (B Shares) ..........        843,315
                                                           ------------
                       Financial Conglomerates
     26,955            UBS AG (Registered Shares) ......      1,319,068
                                                           ------------
                       Food: Major Diversified
     18,050            Nestle S.A. (Registered
                       Shares) .........................      3,819,646
                                                           ------------


    NUMBER OF
     SHARES                                                    VALUE
--------------                                             -------------
                       Other Consumer Specialties
        795            Compagnie Financiere
                       Richemont AG (Series A) .........   $  1,947,592
                                                           ------------
                       Pharmaceuticals: Major
     35,100            Novartis AG (Registered
                       Shares) .........................      1,284,018
     21,265            Roche Holding AG ................      1,527,695
                                                           ------------
                                                              2,811,713
                                                           ------------
                       Total Switzerland ...............     11,431,186
                                                           ------------
                       United Kingdom (31.2%)
                       Advertising/Marketing
                       Services
    144,100            WPP Group PLC ...................      1,442,102
                                                           ------------
                       Aerospace & Defense
    411,100            BAE Systems PLC .................      1,973,354
                                                           ------------
                       Auto Parts: O.E.M.
    175,100            GKN PLC .........................        785,751
                                                           ------------
                       Beverages: Alcoholic
    392,700            Allied Domecq PLC ...............      2,313,447
    246,500            Diageo PLC ......................      2,491,984
                                                           ------------
                                                              4,805,431
                                                           ------------
                       Catalog/Specialty Distribution
    150,900            GUS PLC .........................      1,324,677
                                                           ------------
                       Chemicals: Specialty
     99,600            BOC Group PLC ...................      1,485,001
                                                           ------------
                       Construction Materials
     84,900            RMC Group PLC ...................        845,944
                                                           ------------
                       Electric Utilities
    125,500            Innogy Holdings PLC .............        421,696
    149,000            Scottish & Southern Energy
                       PLC .............................      1,439,123
                                                           ------------
                                                              1,860,819
                                                           ------------
                       Electronic
                       Equipment/Instruments
    222,100            Invensys PLC ....................        293,991
                                                           ------------

                       See Notes to Financial Statements

Morgan Stanley International Value Equity Fund
Portfolio of Investments o August 31, 2001 continued




    NUMBER OF
     SHARES                                                    VALUE
----------------                                           ------------
                       Financial Conglomerates
     65,300            HSBC Holdings PLC ...............   $    761,783
    224,900            Lloyds TSB Group PLC ............      2,324,326
                                                           ------------
                                                              3,086,109
                                                           ------------
                       Food Retail
    282,500            Sainsbury (J.) PLC ..............      1,556,376
                                                           ------------
                       Food: Major Diversified
     47,900            Associated British Foods PLC             329,042
                                                           ------------
                       Food: Specialty/Candy
    568,500            Cadbury Schweppes PLC ...........      3,870,080
    220,000            Tate & Lyle PLC .................        880,033
                                                           ------------
                                                              4,750,113
                                                           ------------
                       Gas Distributors
    431,500            Lattice Group PLC ...............        960,320
                                                           ------------
                       Household/Personal Care
     48,245            Reckitt Benckiser PLC ...........        735,457
                                                           ------------
                       Integrated Oil
    180,400            BP PLC ..........................      1,533,785
                                                           ------------
                       Life/Health Insurance
    103,200            Prudential PLC ..................      1,304,497
                                                           ------------
                       Major Banks
     69,500            Barclays PLC ....................      2,112,879
                                                           ------------
                       Miscellaneous Commercial
                       Services
    142,300            Brambles Industries PLC* ........        678,926
    284,700            Hays PLC ........................        670,882
    651,900            Rentokil Initial PLC ............      2,356,410
                                                           ------------
                                                              3,706,218
                                                           ------------
                       Other Transportation
     80,600            BAA PLC .........................        752,099
                                                           ------------
                       Pharmaceuticals: Major
     53,600            GlaxoSmithKline PLC .............      1,425,229
                                                           ------------
                       Publishing: Books/Magazines
    188,900            Reed International PLC ..........      1,667,878
                                                           ------------
                       Pulp & Paper
    192,600            Bunzl PLC .......................   $  1,273,309
                                                           ------------
                       Tobacco
    220,200            British American Tobacco PLC           1,886,584
    146,200            Imperial Tobacco Group PLC ......      1,805,505
                                                           ------------
                                                              3,692,089
                                                           ------------
                       Wholesale Distributors
    132,500            Wolseley PLC ....................        989,692
                                                           ------------
                       Wireless Communications
1,249,600              Vodafone Group PLC ..............      2,499,294
                                                           ------------
                       Total United Kingdom ............     47,191,456
                                                           ------------
                       Total Common Stocks
                       (Cost $144,332,268) .............    137,655,494
                                                           ------------


  PRINCIPAL
  AMOUNT IN
  THOUSANDS
------------
               Short-Term Investment (a) (5.0%)
               U.S. Government Agency
   $7,500      Federal Home Loan Bank
               3.58% due 09/04/01 (Cost
               $7,497,762) ............      7,497,762
                                          ------------


Total Investments
(Cost $151,830,030) (b) .........    96.0%        145,153,256
Other Assets in Excess of
Liabilities .....................     4.0           6,087,153
                                    -----         -----------
Net Assets ......................   100.0%       $151,240,409
                                    =====        ============

---------------------------
GDR   Global Depository Receipt.
*     Non-income producing security.
**    Resale is restricted to qualified institutional investors.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $3,424,450 and the aggregate gross unrealized depreciation is $10,101,224, resulting in net unrealized depreciation of $6,676,774.


                       See Notes to Financial Statements

Morgan Stanley International Value Equity Fund
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2001 continued

Forward Foreign Currency Contracts Open at August 31, 2001:


                              IN                    UNREALIZED
     CONTRACTS TO          EXCHANGE     DELIVERY   APPRECIATION/
       RECEIVE               FOR          DATE     DEPRECIATION
---------------------  --------------- ---------- --------------
AUD           268,590  $       142,729    09/04/01    $      403
HKD           209,687  $        26,883    09/04/01             -
$           3,274,662  EUR   3,752,697    10/04/01       142,619
$           8,601,600  EUR   9,620,010    10/04/01       158,573
$           3,901,117  EUR   4,353,006    10/04/01        62,817
GBP         6,000,000  $     8,601,600    10/04/01      (115,560)
JPY       400,000,000  $     3,274,662    10/04/01      (101,625)
JPY       475,000,000  $     3,901,117    10/04/01      (108,224)
                                                    ------------
  Net unrealized appreciation .................       $   39,003
                                                    ============


Currency Abbreviations:
--------------------------
AUD   Australian Dollar.
EUR   Euro.
GBP   British Pound.
HKD   Hong Kong Dollar.
JPY   Japanese Yen.

                       See Notes to Financial Statements

Morgan Stanley International Value Equity Fund
SUMMARY OF INVESTMENTS o AUGUST 31, 2001

                                                         PERCENT OF
INDUSTRY                               VALUE             NET ASSETS
-------------------------------   --------------        -------------
Advertising/Marketing
   Services ...................   $  1,617,554               1.1%
Aerospace & Defense ...........      1,973,354               1.3
Auto Parts: O.E.M. ............        785,751               0.5
Beverages: Alcoholic ..........      4,805,431               3.2
Broadcasting ..................        756,995               0.5
Building Products .............        689,852               0.4
Catalog/Specialty
   Distribution ...............      1,324,677               0.9
Chemicals: Major
   Diversified ................      1,896,602               1.2
Chemicals: Specialty ..........      1,485,001               1.0
Computer Processing
   Hardware ...................        770,194               0.5
Construction Materials ........      1,689,259               1.1
Containers/Packaging ..........      2,725,110               1.8
Electric Utilities ............      6,043,592               4.0
Electrical Products ...........        119,643               0.1
Electronic
   Equipment/Instruments ......      7,185,881               4.7
Finance/Rental/Leasing ........        619,029               0.4
Financial Conglomerates .......      6,474,768               4.3
Food Retail ...................      3,874,866               2.6
Food: Major Diversified .......      6,019,029               4.0
Food: Specialty/Candy .........      7,114,493               4.7
Gas Distributors ..............      1,767,925               1.2
Home Building .................        914,545               0.6
Household/Personal Care .......        735,457               0.5
Industrial Conglomerates ......        681,083               0.4
Industrial Specialties ........      1,642,072               1.1
Integrated Oil ................      6,738,316               4.4
Investment Banks/Brokers ......      1,455,641               1.0
Life/Health Insurance .........      1,304,497               0.9
Major Banks ...................      6,922,381               4.6
Major Telecommunications.......      9,156,090               6.0
Miscellaneous Commercial
   Services ...................      3,706,218               2.4
Multi-Line Insurance ..........      3,407,715               2.2
Oil & Gas Production ..........        696,700               0.5
Oil Refining/Marketing ........      1,957,144               1.3
Other Consumer Specialties.....      1,947,592               1.3

                                                         PERCENT OF
INDUSTRY                              VALUE              NET ASSETS
-------------------------------   -------------         -------------
Other Transportation ..........   $    752,100               0.5%
Pharmaceuticals: Major ........      9,795,532               6.5
Pharmaceuticals: Other ........      3,212,501               2.1
Property - Casualty
   Insurers ...................      1,263,666               0.8
Publishing:
   Books/Magazines ............      2,769,619               1.8
Pulp & Paper ..................      2,847,160               1.9
Real Estate Development .......        743,280               0.5
Recreational Products .........      1,412,972               0.9
Regional Banks ................      2,561,246               1.7
Semiconductors ................      2,378,376               1.6
Telecommunication
   Equipment ..................        102,308               0.1
Tobacco .......................      5,229,180               3.5
U.S. Government Agency ........      7,497,762               5.0
Wholesale Distributors ........        989,692               0.7
Wireless Communications .......      2,593,405               1.7
                                  ------------              ----
                                  $145,153,256              96.0%
                                  ============              ====

                                                     PERCENT OF
TYPE OF INVESTMENT                     VALUE         NET ASSETS
-------------------------------   ---------------   -----------
Common Stocks .................   $137,655,494          91.0%
Short-Term Investment .........      7,497,762           5.0
                                  ------------          ----
                                  $145,153,256          96.0%
                                  ============          ====

                       See Notes to Financial Statements

Morgan Stanley International Value Equity Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
August 31, 2001



Assets:
Investments in securities, at value
 (cost $151,830,030) .....................................................    $145,153,256
Unrealized appreciation on open forward foreign currency contracts .......          39,003
Cash (including $4,842,069 in foreign currency) ..........................       4,908,541
Receivable for:
  Shares of beneficial interest sold .....................................       1,056,929
  Investments sold .......................................................         683,665
  Dividends ..............................................................         259,744
  Foreign withholding taxes reclaimed ....................................          49,651
Deferred offering costs ..................................................          81,751
Prepaid expenses and other assets ........................................          52,476
                                                                              ------------
  Total Assets ...........................................................     152,285,016
                                                                              ------------
Liabilities:
Payable for:
  Investments purchased ..................................................         608,613
  Investment management fee ..............................................         126,261
  Distribution fee .......................................................         110,426
  Shares of beneficial interest repurchased ..............................          75,091
Accrued expenses and other payables ......................................         124,216
                                                                              ------------
  Total Liabilities ......................................................       1,044,607
                                                                              ------------
  Net Assets .............................................................    $151,240,409
                                                                              ============
Composition of Net Assets:
Paid-in-capital ..........................................................    $157,311,882
Net unrealized depreciation ..............................................      (6,622,791)
Undistributed net investment income ......................................       1,192,647
Net realized loss ........................................................        (641,329)
                                                                              ------------
  Net Assets .............................................................    $151,240,409
                                                                              ============
Class A Shares:
Net Assets ...............................................................    $  9,013,050
Shares Outstanding (unlimited authorized, $.01 par value) ................         939,198
  Net Asset Value Per Share ..............................................           $9.60
                                                                                     =====
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ........................          $10.13
                                                                                    ======
Class B Shares:
Net Assets ...............................................................    $114,541,398
Shares Outstanding (unlimited authorized, $.01 par value) ................      11,969,469
  Net Asset Value Per Share ..............................................           $9.57
                                                                                     =====
Class C Shares:
Net Assets ...............................................................     $15,557,645
Shares Outstanding (unlimited authorized, $.01 par value) ................       1,625,776
  Net Asset Value Per Share ..............................................           $9.57
                                                                                     =====
Class D Shares:
Net Assets ...............................................................     $12,128,316
Shares Outstanding (unlimited authorized, $.01 par value) ................       1,262,949
  Net Asset Value Per Share ..............................................           $9.60
                                                                                     =====

                       See Notes to Financial Statements

Morgan Stanley International Value Equity Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the period April 26, 2001* through August 31, 2001



Net Investment Income:
Income
Dividends (net of $146,237 foreign withholding tax) ......................................    $  1,051,839
Interest .................................................................................         233,358
                                                                                              ------------
  Total Income ...........................................................................       1,285,197
                                                                                              ------------
Expenses
Investment management fee ................................................................         467,362
Distribution fee (Class A shares) ........................................................           7,757
Distribution fee (Class B shares) ........................................................         348,963
Distribution fee (Class C shares) ........................................................          48,226
Transfer agent fees and expenses .........................................................          99,361
Registration fees ........................................................................          44,726
Professional fees ........................................................................          44,413
Offering costs ...........................................................................          44,154
Custodian fees ...........................................................................          37,489
Shareholder reports and notices ..........................................................          10,412
Trustees' fees and expenses ..............................................................           4,910
Other ....................................................................................           7,304
                                                                                              ------------
  Total Expenses .........................................................................       1,165,077
                                                                                              ------------
  Net Investment Income ..................................................................         120,120
                                                                                              ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain/loss on:
  Investments ............................................................................        (633,877)
  Foreign exchange transactions ..........................................................         926,670
                                                                                              ------------
  Net Gain ...............................................................................         292,793
                                                                                              ------------
Net change in unrealized appreciation/depreciation on:
  Investments ............................................................................      (6,676,774)
  Translation of forward foreign currency contracts and other assets and liabilities
    denominated in foreign currencies ....................................................          53,983
                                                                                              ------------
  Net Depreciation .......................................................................      (6,622,791)
                                                                                              ------------
  Net Loss ...............................................................................      (6,329,998)
                                                                                              ------------
Net Decrease .............................................................................     $(6,209,878)
                                                                                              ============

------------
*      Commencement of operations.


                       See Notes to Financial Statements

Morgan Stanley International Value Equity Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets





                                                                             FOR THE PERIOD
                                                                             APRIL 26, 2001*
                                                                                 THROUGH
                                                                             AUGUST 31, 2001
                                                                            ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income ...................................................     $    120,120
Net realized gain .......................................................          292,793
Net unrealized depreciation .............................................       (6,622,791)
                                                                              ------------
  Net Decrease ..........................................................       (6,209,878)
Net increase from transactions in shares of beneficial interest .........      157,350,287
                                                                              ------------
  Net Increase ..........................................................      151,140,409
Net Assets:
Beginning of period .....................................................          100,000
                                                                              ------------
End of Period
(Including undistributed net investment income of $1,192,647) ...........     $151,240,409
                                                                              ============

------------
*      Commencement of operations.


                       See Notes to Financial Statements

Morgan Stanley International Value Equity Fund
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2001


1. Organization and Accounting Policies
Morgan Stanley International Value Equity Fund (the "Fund"), formerly Morgan Stanley Dean Witter International Value Equity Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks and other securities, including depository receipts and securities convertible into common stock, of companies located outside of the United States. The Fund was organized as a Massachusetts business trust on January 11, 2001 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., to effect the Fund's initial capitalization. The Fund commenced operations on April 26, 2001.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar

Morgan Stanley International Value Equity Fund
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2001 continued

factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. Forward Foreign Currency Contracts - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

Morgan Stanley International Value Equity Fund
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2001 continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

H. Offering Costs - The Investment Manager incurred offering costs on behalf of the Fund in the amount of $125,905 which was reimbursed by the Fund for the full amount thereof. Such expenses were deferred and are being amortized by the Fund on the straight-line method over a period of approximately one year from the commencement of operations.


2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.


3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $4,850,000 at August 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses

Morgan Stanley International Value Equity Fund
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2001 continued

representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended August 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended August 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $95,400, and $3,700, respectively and received $229,600 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended August 31, 2001 aggregated $160,924,760, and $15,944,670, respectively.

For the period ended August 31, 2001, the Fund incurred brokerage commissions of $1,012 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $10,300.


5. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At August 31, 2001, there were outstanding forward contracts.

At August 31, 2001 the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Fund's custodian.

Morgan Stanley International Value Equity Fund
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2001 continued

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:





                                             FOR THE PERIOD
                                            APRIL 26, 2001*
                                                THROUGH
                                            AUGUST 31, 2001
                                   ----------------------------------
                                        SHARES            AMOUNT
                                   ---------------   ----------------
CLASS A SHARES
Sold ...........................       1,970,211      $  19,425,932
Redeemed .......................      (1,033,513)       (10,132,153)
                                      ----------      -------------
Net increase - Class A .........         936,698          9,293,779
                                      ----------      -------------
CLASS B SHARES
Sold ...........................      12,346,969        123,006,979
Redeemed .......................        (380,000)        (3,707,127)
                                      ----------      -------------
Net increase - Class B .........      11,966,969        119,299,852
                                      ----------      -------------
CLASS C SHARES
Sold ...........................       1,688,377         16,821,364
Redeemed .......................         (65,101)          (646,860)
                                      ----------      -------------
Net increase - Class C .........       1,623,276         16,174,504
                                      ----------      -------------
CLASS D SHARES
Sold ...........................       1,409,121         14,053,672
Redeemed .......................        (148,672)        (1,471,520)
                                      ----------      -------------
Net increase - Class D .........       1,260,449         12,582,152
                                      ----------      -------------
Net increase in Fund ...........      15,787,392      $ 157,350,287
                                      ==========      =============

------------
*      Commencement of operations.


7. Federal Income Tax Status

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $318,000 during fiscal 2001.

As of August 31, 2001, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to foreign currency gains and nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $138,405, undistributed net realized gain was charged $934,122 and undistributed net investment income was credited $1,072,527.

Morgan Stanley International Value Equity Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:




                                                                        FOR THE PERIOD
                                                                        APRIL 26, 2001*
                                                                   THROUGH AUGUST 31, 2001**
                                                    -------------------------------------------------------
                                                      CLASS A        CLASS B        CLASS C       CLASS D
                                                       SHARES         SHARES         SHARES        SHARES
                                                    -----------   -------------   -----------   -----------
Selected Per Share Data:
Net asset value, beginning of period ............     $10.00           $10.00        $10.00        $10.00
                                                      ------           ------        ------        ------
Income (loss) from investment operations:
 Net investment income ..........................      0.03             0.00          0.00          0.04
 Net realized and unrealized loss ...............     (0.43)           (0.43)        (0.43)        (0.44)
                                                      ------           ------        ------        ------
Total loss from investment operations ...........     (0.40)           (0.43)        (0.43)        (0.40)
                                                      ------           ------        ------        ------
Net asset value, end of period ..................     $ 9.60           $ 9.57        $ 9.57        $ 9.60
                                                      ======           ======        ======        ======
Total Return+ (1) ...............................     (4.00)%          $4.30)%       (4.30)%       (4.00)%

Ratios to Average Net Assets (2)(3):
Expenses ........................................      1.88 %           2.63 %        2.63 %        1.63 %
Net investment income ...........................      0.87 %           0.12 %        0.12 %        1.12 %

Supplemental Data:
Net assets, end of period, in thousands .........    $9,013         $114,541       $15,558       $12,128
Portfolio turnover rate (1) .....................        13 %             13 %          13 %          13 %

------------
*     Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley International Value Equity Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley International Value Equity Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley International Value Equity Fund (the "Fund"), formerly Morgan Stanley Dean Witter International Value Equity Fund, including the portfolio of investments, as of August 31, 2001, and the related statements of operations and changes in net assets, and financial highlights for the period April 26, 2001 (commencement of operations) to August 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley International Value Equity Fund as of August 31, 2001, and the results of its operations, the changes in its net assets and financial highlights for the period April 26, 2001 (commencement of operations) to August 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 17, 2001

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Dominic Caldecott
Vice President

Peter Wright
Vice President

William Lock
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.



[MORGAN STANLEY LOGO]


[GRAPHIC OMITTED]


MORGAN STANLEY
INTERNATIONAL
VALUE EQUITY FUND


Annual Report
August 31, 2001
----------------------------------------